COLUMBIA ACORN TRUST

Columbia Acorn® Fund

(the “Fund”)

Supplement dated March 15, 2018 to the Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2017, as supplemented

P. Zachary Egan has announced that he will step down as portfolio manager of the Fund on May 1, 2018, and that he will depart from Columbia Wanger Asset Management, LLC (“CWAM”) on September 30, 2018. Mr. Egan will transition from his role as President and Global Chief Investment Officer of CWAM. Matthew A. Litfin will continue to serve as Director of Research (U.S.) at CWAM, and no other changes to the Fund’s portfolio managers are anticipated at this time.

Shareholders should retain this Supplement for future reference.

SUP110_12_006_(03/18)